                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: September 17, 1996


                           CAFETERIA OPERATORS, L.P.
                           -------------------------
               (Exact name of registrant as specified in charter)


Delaware                 333-4578            75-2186655
- -----------------        ------------        -------------------
(State or other          (Commission         (I.R.S. Employer
jurisdiction             File Number)        Identification No.)
of incorporation)


6901 Quaker Avenue, Lubbock, Texas           79413
- -------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:  (806) 792-7151
                                                          --------------


                      Not applicable
- -------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

     Cafeteria Operators, L.P. (the "Limited Partnership") is an indirect wholly owned subsidiary of Furr's/Bishop's, Incorporated (the "Company"). The Company is the sole general and a limited partner of the Limited Partnership. On the recommendation of the Company's Audit Committee, Deloitte & Touche LLP ("Deloitte & Touche") was dismissed by the Board of Directors of the Company (the "Board of Directors") as the Company's and the Limited Partnership's certifying accountant, effective September 17, 1996. There have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the Limited Partnership's two most recent fiscal years or any subsequent interim period which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with any report issued by Deloitte & Touche. The Deloitte & Touche report on the Limited Partnership's financial statements for the fiscal year ended January 3, 1995, dated March 2, 1995, included an explanatory paragraph which identified factors which raised substantial doubt about the Limited Partnership's ability to continue as a going concern. As a result of a restructuring of the Company completed during the first quarter of 1996, and the significant reduction in the Limited Partnership's debt burden and resulting interest expense, the March 28, 1996 report of Deloitte & Touche, covering the fiscal year ended January 2, 1996, did not contain any form of qualification or uncertainty regarding the Company's financial status.

     Effective September 17, 1996, the Board of Directors of the Company, on the recommendation of the Company's Audit Committee, appointed KPMG Peat Marwick LLP as the Company's and the Limited Partnership's independent public accountants for the fiscal year ending December 31, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (c)  Exhibits

          7.1.  Letter of Deloitte & Touche LLP, dated September 24, 1996, Re:
               Change in Registrant's Certifying Accountants.


                         [Signature on Following Page]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAFETERIA OPERATORS, L.P.

                              By: Furr's/Bishop's, Incorporated
                                    General Partner



                              By: /s/ Alton R. Smith
                                  ------------------
                                  Alton R. Smith, Executive Vice President
                                  and Secretary

Dated:  September 24, 1996.

                               INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION                          PAGE
- -----------              -----------                          ----

  7.1               Letter of Deloitte & Touche LLP,            5
                         dated September 24, 1996,
                         Re:  Change in Registrant's
                         Certifying Accountant.